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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) December 7, 1998
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                               PICO HOLDINGS, INC.
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               (Exact name of registrant as specified in charter)


         California                     0-18786                  94-2723335
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


875 Prospect Street, Suite 301, La Jolla, California               92037
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      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code   (619) 456-6022
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          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On December 7, 1998 the Registrant publicly announced that a subsidiary, The Physicians Investment Company, had sold American Physicians Life Insurance Company. The purchaser was American Founders Life Insurance Company, a subsidiary of IFS Financial Corporation. The definitive agreement for the sale of American Physicians Life Insurance Company was signed on June 16, 1997.

         A copy of the press release relating to this public announcement is attached hereto as Exhibit 99.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PICO HOLDINGS, INC.

Date: December 21, 1998                By: /s/ Gary W. Burchfield
                                           ----------------------
                                           Gary W. Burchfield
                                           Chief Financial Officer and Treasurer

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                                 EXHIBITS INDEX
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Exhibit Number                         Description
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           99.     December 7, 1998 Press Release by PICO Holdings, Inc.

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